Exhibit 99.3

FUSE MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On August 1, 2018, Fuse Medical, Inc. (the “Company”) completed the previously-announced acquisition of Palm Springs Partners LLC d/b/a Maxim Surgical (“Maxim”), a Texas limited liability company, pursuant to that certain Purchase Agreement, by and between the Company, Maxim, Reeg Medical Industries, Inc., a Texas corporation (“RMI”), Mr. Amir David Tahernia, an individual (“Tahernia”, together with RMI, the “Sellers”), and Mr. Amir David Tahernia in his capacity as the representative of the Sellers (the “Sellers Representative”), dated July 30, 2018, whereby the Company would purchase all of the outstanding equity securities of Maxim, as disclosed in the Company’s Form 8-K filed on August 3, 2018 (the “Merger”). Maxim is now a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the Merger. These unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of the Company and Maxim (collectively the “Combined Company”). These financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma combined financial statements presented below are based on, and should be read together with, the historical information that the Company has presented in its filings with the Securities and Exchange Commission. The unaudited pro forma combined balance sheets as of June 30, 2018 gives effect to the Merger as if it had occurred on June 30, 2018, and combines the historical balance sheets of the Combined Company as of June 30, 2018. The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 are presented as if the Merger had occurred on January 1, 2017, and combines the historical results of the Combined Company for the year ended December 31, 2017 and for the six months ended June 30, 2018. The historical financial information is adjusted to give effect to pro forma events that (i) are directly attributable to the Merger, (ii) are factually supportable and (iii) with respect to the statements of operations, must be expected to have a continuing impact on the combined results.

The unaudited pro forma combined financial statements do not reflect the realization of potential cost savings, or any related restructuring or integration costs. Although the Company believes that certain cost savings may result from the Merger, there can be no assurance that these cost savings will be achieved.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the historical financial statements of Maxim for the year ended December 31, 2017 and 2016 contained in this Form 8-K/A.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the Merger has been completed as of the dates indicated. As a result, the actual financial condition and results of operations of the Company following the Merger may not be consistent with, or evident from, these pro forma combined financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Company’s financial condition or results of operations following the Merger.

FUSE MEDICAL, INC. AND PALM SPRINGS PARTNERS, LLC d/b/a MAXIM SURGICAL
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

	As of June 30, 2018
	Historical Fuse Medical, Inc.	Historical Maxim Surgical	Pro forma Adjustments		Pro forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$690,018	$157,356			$847,374
Accounts receivables, net	3,555,884	274,707	(149,270)	(a)	3,681,321
Inventories, net	11,225,037	265,883			11,490,920
Prepaid expenses and other current assets	36,350	4,224			40,574
Total current assets	15,507,289	702,170	(149,270)		16,060,189

Property and equipment, net	35,313	-			35,313
Deferred tax asset	990,112	-			990,112
Goodwill	820,650	-			820,650

Total Assets	$17,353,364	$702,170	$(149,270)		$17,906,264
LIABILITES, STOCKHOLDERS', AND MEMBERS' EQUITY
Current liabilities:
Accounts payable	$2,639,572	$126,434	$(149,270)	(a)	$2,616,736
Accrued expenses and other	2,091,484	43,694			2,135,178
Notes payable - related parties	150,000	-			150,000
Revolving line of credit	2,024,712	-			2,024,712
Total current liabilities	6,905,768	170,128	(149,270)		6,926,626
Earn-out liability	19,244,543	-			19,244,543
Total Liabilities	26,150,311	170,128	(149,270)		26,171,169

Commitments and contingencies	-	-			-

Stockholders' and Members' equity:
Preferred stock, $0.01 par value; 20,000,000 shares authorized; no shares issued and outstanding	-	-			-
Common stock, $0.01 par value; 100,000,000 shares authorized; 69,158,308 issued and 65,890,808 outstanding	671,583	-			671,583
Additional paid-in capital	(7,118,266)	532,042			(6,586,224)
Accumulated deficit	(2,350,264)	-			(2,350,264)
Total Stockholders' and Members' equity	(8,796,947)	532,042	-		(8,264,905)

Total Liabilities, Stockholders', and Members' Equity	$17,353,364	$702,170	$(149,270)		$17,906,264

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

FUSE MEDICAL, INC. AND PALM SPRINGS PARTNERS, LLC d/b/a MAXIM SURGICAL
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	Six Month Period Ended June 30, 2018
	Historical Fuse Medical, Inc.	Historical Maxim Surgical	Pro forma Adjustments		Pro forma Combined

Net sales	$11,722,506	$634,571	$(342,498)	(a)	$12,014,579
Cost of goods sold	6,893,898	439,644	(342,498)	(a)	6,991,044
Gross profit	4,828,608	194,927	-		5,023,535

Operating expenses:
Selling, general, and administrative	4,499,807	96,092			4,595,899
Commissions	3,194,056	4,231			3,198,287
Loss on disposal of property and equipment	-	-			-
Depreciation	5,821	-			5,821
Total operating expenses	7,699,684	100,323	-		7,800,007

Operating (loss) income	(2,871,076)	94,604	-		(2,776,472)

Interest expense	75,915	-			75,915
Extinguishment of debt	-	-			-

Net income before tax	(2,946,991)	94,604	$-		$(2,852,387)

Income tax expense	(596,727)	31,735			$(564,992)

Net Income	$(2,350,264)	$62,869	$-		$(2,287,395)
Net (loss) income per common share - basic	$(0.06)	$-	$-		$(0.06)
Weighted average number of common shares outstanding - basic	40,822,315	-	-		40,822,315

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

FUSE MEDICAL, INC. AND PALM SPRINGS PARTNERS, LLC d/b/a MAXIM SURGICAL
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2017
	Historical Fuse Medical, Inc.	Historical Maxim Surgical	Pro forma Adjustments		Pro forma Combined

Net sales	$26,407,206	$1,200,089	$(668,649)	(a)	$26,938,646
Cost of goods sold	14,582,416	724,183	(668,649)	(a)	14,637,950
Gross profit	11,824,790	475,906	-		12,300,696

Operating expenses:
Selling, general, and administrative	5,356,475	178,220			5,534,695
Commissions	5,641,122	4,028			5,645,150
Loss on disposal of property and equipment	(5,367)	-			(5,367)
Depreciation	14,521	-			14,521
Total operating expenses	11,006,751	182,248	-		11,188,999

Operating (loss) income	818,039	293,658	-		1,111,697

Interest expense	161,669	-			161,669
Extinguishment of debt	(43,308)	-			(43,308)

Net income before tax	699,678	293,658	$-		$993,336

Income tax expense	-	63,706			$63,706

Net Income	$699,678	$229,952	$-		$929,630
Net (loss) income per common share - basic	$0.04	$-	$-		$0.06
Net (loss) income per common share - diluted	$0.04	$-	$-		$0.05
Weighted average number of common shares outstanding - basic	16,027,794	-	-		16,027,794
Weighted average number of common shares outstanding - diluted	19,473,553	-	-		19,473,553

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

FUSE MEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

The unaudited pro forma combined financial statements presented below are based on, and should be read together with, the historical information that the Company has presented in its filings with the Securities and Exchange Commission. The unaudited pro forma combined balance sheets as of June 30, 2018 gives effect to the Merger as if it had occurred on June 30, 2018, and combines the historical balance sheets of the Combined Company as of June 30, 2018. The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 are presented as if the Merger had occurred on January 1, 2017, and combines the historical results of the Combined Company for the year ended December 31, 2017 and for the six months ended June 30, 2018. The historical financial information is adjusted to give effect to pro forma events that (i) are directly attributable to the Merger, (ii) are factually supportable and (iii) with respect to the statements of operations, must be expected to have a continuing impact on the combined results.

The Company has prepared the unaudited pro forma condensed combined financial statements based on available information using assumptions that it believes are reasonable. These unaudited pro forma condensed combined financial statements are being provided for informational purposes only and do not claim to represent the Combined Company actual financial position or results of operations had the Merger occurred on that date specified nor do they project the Combined Company results of operations or financial position for any future period or date. The actual results reported by the Combined Company in periods following the Merger may differ significantly from these unaudited pro forma condensed combined financial statements for a number of reasons. The unaudited pro forma condensed combined financial statements do not account for the cost of any restructuring activities or synergies resulting from the Merger or other costs relating to the integration of the two companies, or other historical acquisitions that were undertaken by the Company.

2.	Pro Forma Adjustments

(a) The pro forma adjustments included in the unaudited pro forma condensed combined financial statements reflect eliminations of intercompany transactions between the Combined Company.